Exhibit 99.1

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ADA-ES, INC. 9135 SOUTH RIDGELINE BLVD. SUITE 200 HIGHLANDS RANCH, CO 80129 M59208-P39100 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ADA-ES, INC. For All For All Except Withhold All The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 01) Kim B. Clarke 02) Michael D. Durham 03) Alan Bradley Gabbard 04) Derek C. Johnson 05) W. Phillip Marcum 06) Mark H. McKinnies 07) Robert E. Shanklin 08) Jeffrey C. Smith 09) Richard J. Swanson Abstain Against For The Board of Directors recommends you vote FOR proposals 2, 3 and 5 and “1 Year” with respect to proposal 4. ! ! ! 2. PROPOSAL TO APPROVE THE REORGANIZATION PROPOSAL TO REINCORPORATE IN DELAWARE AND TO APPROVE THE RELATED REORGANIZATION AGREEMENT: For Against Abstain ! ! ! 3. PROPOSAL TO RATIFY THE AUDIT COMMITTEE’S SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013: 3 Years 1 Year 2 Years Abstain ! ! ! ! 4. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION: Against For Abstain ! ! ! 5. PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS: NOTE: To the extent permitted by law, to consider and vote on such other business as may properly come before the meeting or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, 10-K Wrap and Telephone/Internet insert (BR supplied) are available at www.proxyvote.com. M59209-P39100 For an Annual Meeting of Shareholders of ADA-ES, INC. Proxy Solicited on Behalf of the Board of Directors The shareholder of ADA-ES, Inc. (the “Company”) hereby appoints each of Michael D. Durham and W. Phillip Marcum or, failing them, Mark H. McKinnies, as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at the Company’s offices located at9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado 80129 on Thursday, June 13, 2013, at 9:00 a.m. (local time), and at any postponement or adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the Meeting. This proxy will be voted in respect of the matters listed in accordance with the choice, if any, indicated in the spaces provided. If no choice is indicated, the proxy will be voted in accordance with the recommendations of the Board of Directors. If any amendments or variations are to be voted on, or any further matter properly comes before the Meeting, to the extent permitted by law, this proxy will be voted according to the best judgment of the person voting the proxy at the Meeting. This form should be read in conjunction with the accompanying Notice of Meeting and Proxy Statement/Prospectus. To be valid, this Proxy form, duly signed and dated, must arrive at the office of 51 Mercedes Way, Edgewood, New York 11717,the day (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any postponement or adjournment thereof. Continued and to be signed on reverse side